THE GABELLI SMALL CAP GROWTH FUND



                                  ANNUAL REPORT
                              SEPTEMBER 30, 2001(A)

                         [GRAPHIC OF FOUR STARS OMITTED]

Morningstar Rated[TM] Gabelli Small Cap Growth Fund 4 stars overall and for the three and five-year periods ended 09/30/01 among 4633 and 2904 domestic equity funds, respectively.

TO OUR SHAREHOLDERS,

      The tragic events of September 11, 2001 took their toll on small cap stocks, which had been the strongest sector in a weak market through the first eight months of 2001. Although the Russell 2000 is still the best performing major equities index year-to-date, small cap stocks retreated significantly in the third quarter.

INVESTMENT PERFORMANCE

      For the quarter ended September 30, 2001, The Gabelli Small Cap Growth Fund ("the Fund") total return fell 16.15%. The Value Line Composite and Russell 2000 Indices fell 19.44% and 20.79%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund fell 7.47% over the trailing twelve-month period. The Value Line Composite and Russell 2000 Index declined 10.62% and 21.21%, respectively, over the same twelve-month period.

      For the three-year period ended September 30, 2001, the Fund's total return averaged 10.11% annually, versus average annual total returns of 8.77% and 5.00% for the Value Line Composite and Russell 2000 Index, respectively. For the five-year period ended September 30, 2001, the Fund's total return averaged 10.43% annually, versus average annual total returns of 9.59% and 4.54% for the Value Line Composite and Russell 2000 Index, respectively. Since inception on October 22, 1991 through September 30, 2001, the Fund had a cumulative total return of 291.97%, which equates to an average annual total return of 14.71%.

COMMENTARY

FORTRESS AMERICA

      The walls of Fortress America have been breached, ending a decade of unprecedented peace and prosperity throughout the world. As we prepare this letter, stocks have dropped to levels few could have believed possible a year ago. America and its global allies have declared war on terrorism. It is a war we will eventually win, but not in the kind of decisive fashion of Desert Storm. Fear and uncertainty will linger.

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein:
(1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. [COPYRIGHT] 2001 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 9/30/01 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating[TM] metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics.

INVESTMENT RESULTS (a)(c)

----------------------------------------------------------------------------------------------------------
                                                                    Calendar Quarter
                                                   ---------------------------------------------
                                                     1st        2nd         3rd          4th         Year
                                                   --------------------------------------------------------
2001:     Net Asset Value .......................  $18.45      $20.43      $17.13         --            --
          Total Return ..........................   (1.4)%      10.7%      (16.2)%        --            --
-----------------------------------------------------------------------------------------------------------
 2000:    Net Asset Value .......................  $22.24      $22.77      $23.60       $18.71       $18.71
          Total Return ..........................    3.8%        2.4%        3.6%         1.1%         11.3%
-----------------------------------------------------------------------------------------------------------
 1999:    Net Asset Value .......................  $19.59      $22.94      $21.84       $21.43       $21.43
          Total Return ..........................   (6.8)%      17.1%       (4.8)%        9.9%         14.2%
-----------------------------------------------------------------------------------------------------------
 1998:    Net Asset Value .......................  $23.93      $23.59      $18.81       $21.01       $21.01
          Total Return ..........................   10.9%       (1.4)%     (20.3)%       14.7%          0.0%
-----------------------------------------------------------------------------------------------------------
 1997:    Net Asset Value .......................  $19.11      $22.23      $25.42       $21.58       $21.58
          Total Return ..........................    3.1%       16.3%       14.7%        (0.8)%        36.5%
-----------------------------------------------------------------------------------------------------------
 1996:    Net Asset Value .......................  $19.65      $20.68      $20.02       $18.53       $18.53
          Total Return ..........................    6.2%        5.2%       (3.2)%        3.4%         11.9%
-----------------------------------------------------------------------------------------------------------
 1995:    Net Asset Value .......................  $17.03      $17.88      $19.34       $18.50       $18.50
          Total Return ..........................    7.4%        5.0%        8.2%         2.6%         25.2%
-----------------------------------------------------------------------------------------------------------
 1994:    Net Asset Value .......................  $16.76      $16.33      $17.24       $15.85       $15.85
          Total Return ..........................   (3.6)%      (2.6)%       5.6%        (2.1)%        (2.9)%
------------------------------------------------------------------------------------------------------------
 1993:    Net Asset Value .......................  $15.46      $15.74      $16.90       $17.38       $17.38
          Total Return ..........................    6.6%        1.8%        7.4%         5.3%         22.8%
------------------------------------------------------------------------------------------------------------
 1992:    Net Asset Value .......................  $13.42      $13.41      $13.10       $14.50       $14.50
          Total Return ..........................    9.9%       (0.1)%      (2.3)%       12.1%         20.3%
------------------------------------------------------------------------------------------------------------
 1991:    Net Asset Value .......................     --          --         --         $12.21       $12.21
          Total Return ..........................     --          --         --          22.9%(b)      22.9%(b)
--------------------------------------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date            Rate Per Share      Reinvestment Price
-----------------            --------------      ------------------
December 20, 2000               $4.782                 $17.40
December 20, 1999               $2.462                 $20.55
December 21, 1998               $0.534                 $19.80
December 29, 1997               $3.590                 $21.29
September 30, 1997              $0.070                 $25.42
December 27, 1996               $2.160                 $18.46
December 29, 1995               $1.340                 $18.50
December 30, 1994               $1.030                 $15.85
December 31, 1993               $0.420                 $17.38
December 31, 1992               $0.185                 $14.50
December 31, 1991               $0.080                 $12.21

  ---------------------------------------------------------
           Average Annual Returns - September 30, 2001 (a)
           -----------------------------------------------
  1 Year ........................................   (7.47)%
  5 Year ........................................    10.43%
  Life of Fund (b) ..............................    14.71%
  ---------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on October 22, 1991. (c) The Fund's fiscal year ends September 30. Note: Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities.
--------------------------------------------------------------------------------

                                                    [GRAPHIC OF PYRAMID OMITTED]
                                EDGAR REPRESENTATION OF PYRAMID TEXT AS FOLLOWS:
                                                                             EPS
                                                                             PMV
                                                                      MANAGEMENT
                                                                       CASH FLOW
                                                                        RESEARCH

However, the resolve of the American people and the spirit of entrepreneurial capitalism that has made America the greatest nation on earth will ultimately triumph.

      Right now, it is difficult to sort out all the economic and investment ramifications of the terrorist attacks and the free world's response. However, we believe it is prudent to make several observations. First, the economy will sink into recession. The American consumer, who was propping up the already weak economy, has understandably lost confidence. A significant decline in consumer spending will negatively impact virtually every sector of the economy in the coming quarters.

            COMPARISON OF CHANGE IN VALUE OF A $10,00 INVESTMENT IN
           THE GABELLI SMALL CAP GROWTH FUND, THE RUSSELL 2000 INDEX
                             AND THE S&P 500 INDEX

[CHART OMITTED]
EDGAR REPRESENTATION OF PLOTS POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Gabelli Small Cap Growth Fund       Russell 2000 Index       S&P 500 Index
          $10,000                        $10,000               $10,000
           13,410                         11,184                11,021
           17,229                         14,897                12,464
           18,004                         15,374                12,925
           21,513                         18,971                16,777
           23,874                         21,397                20,183
           33,949                         28,499                28,337
           29,366                         23,084                30,916
           35,016                         27,486                39,508
           42,369                         33,915                44,751
           39,204                         26,722                32,843

Second, help for the stricken economy is on the way in the form of more Federal Reserve interest rate cuts and a federal government stimulus package, the details of which are presently being worked out by a unified Congress. Third, the corporate profit recovery has been postponed. However, we should see sizeable profit gains in 2002 driven by:

      o economic recovery spurred by monetary and fiscal policy already in place

      o lower oil  prices

      o the absence of sizeable inventory corrections

      o aggressive cost cutting

      o fiscal booster shots in the form of tax initiatives

      Reported profits will also benefit from the absence of write-offs (it seems corporate America is writing off as much as possible, including the proverbial kitchen sink) as well as changes in the accounting rules governing the amortization of goodwill (FASB 142).

      Finally, and perhaps most importantly, we believe the stock market will find a bottom sooner than it might have under more normal circumstances. Stocks have been retreating for approximately eighteen months. The bear market, which was triggered by wildly excessive valuations in the technology sector and compounded by widespread earnings disappointments in a wider variety of industries, was intensified by the shock of September 11. In essence, uncertainty was supplanted by fear -- an essential ingredient for a bear market bottom. We were surprised by the market's remarkable comeback in the last week of September. By the time you read this report, we will know if the market has held on to these gains or retested the lows of the week following the terrorist attacks. Whichever scenario unfolds, we can be comforted by the fact that Ben Graham's margin of safety has returned, providing the kind of sound base the market can build upon going forward.

OUR RESPONSE

      We did not participate in the near panic selling in the week following the terrorist strikes. We weren't being patriotic. We were being sensible. We view stocks as pieces of businesses we want to own over the long term, rather than pieces of paper to trade on the vicissitudes of the market, as extreme as they may be. Certainly the economic consequences of the terrorist attacks will have a negative impact on the short-term fundamentals of many of our portfolio holdings. However, it will not diminish their longer-term business and investment prospects. We believe we have identified many excellent small businesses and purchased them at opportunistic prices relative to long-term growth prospects and business values. By keeping our heads while others were losing theirs, we are confident we will be rewarded.

THIS QUARTER'S SCORECARD

      With the exception of the prominence of gold stocks (Meridian Gold, Placer Dome, United Park City Mines) on our performance charts, there was no industry group theme in our portfolio rankings this quarter. Technology companies (Del Global Technologies, Interactive Data Corp.), retailer (Sports Authority), security services firm (Wackenhut), bible publisher (Thomas Nelson) and water utility (Connecticut Water Services) all appeared at the top of our performance list.

      Our biggest losers also come from an eclectic group of industries, including broadcasting (Young Broadcasting, Granite Broadcasting), auto parts manufacturing (Federal Mogul), hospitality (Wyndham International), communications services (Nextel), and banking (Bankgelsellschaft Berlin).

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AZTAR CORP. (AZR - $13.08 - NYSE) is a gaming company that owns and operates three casino hotels: Tropicana Casino and Resort in Atlantic City, New Jersey; Tropicana Resort and Casino in Las Vegas, Nevada; and Ramada Express Hotel and Casino in Laughlin, Nevada. Aztar also owns and operates two riverboat casinos in Caruthersville, Missouri and Evansville, Indiana.

CLARCOR  INC.  (CLC -  $23.90  -  NYSE),  founded  in  1904,  is a  U.S.-  based manufacturer and marketer of engine-mobile filtration products, industrial/environmental filtration products and consumer packaging products. CLARCOR markets a full line of oil, air, fuel, coolant and hydraulic fluid filters that are used in a wide variety of applications, including engines and industrial equipment. The company markets commercial and industrial air filters and systems, electrostatic contamination control equipment, and electrostatic high precision spraying equipment. The air filters and systems remove contaminants from recirculated indoor air and from processed air that is exhausted outdoors. Containers and plastic closures manufactured by the company are used in packaging a wide variety of dry and paste form products, such as food specialties, beverages and juices, cosmetics and toiletries, drugs and pharmaceuticals, and film.

GAYLORD ENTERTAINMENT CO. (GET - $20.10 - NYSE) is a diversified entertainment company operating principally in two segments: hospitality and media. The company's hospitality group consists of an interrelated group of businesses including the Opryland Hotel Nashville, the Inn at Opryland, the General Jackson (an entertainment showboat), and other related businesses. The media group consists primarily of the Grand Ole Opry, the Ryman Auditorium, the Wildhorse Saloon, Acuff-Rose Music Publishing, Word Entertainment, three Nashville radio stations, and other related businesses. Gaylord has a new management team that is focusing on unlocking shareholder value.

KAMAN CORP. (KAMNA - $13.24 - Nasdaq), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains the core of the business. Kaman serves both commercial and governmental markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services that tend to be technological leaders in their markets. Kaman is a major, national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

LIBERTY CORP. (LC - $39.75 - NYSE) is a television broadcasting company headquartered in Greenville, S.C. Liberty's Cosmos Broadcasting owns and operates fifteen network affiliated television stations mainly in the Southeast and Midwest. Eight stations are affiliated with NBC, five with ABC and two with CBS. These stations serve more than four million households and include two stations that were purchased in December 2000 from Civic Communications for $204 million. In February 1999, Liberty hired an investment banker and began a strategic review. In November 2000, Liberty completed the sale of its insurance operations to Royal Bank of Canada for $650 million. The company is now debt-free and focused on its broadcasting operations.

PEPSIAMERICAS INC. (PAS - $14.95 - NYSE) was formed by the merger of Whitman Corporation and PepsiAmericas on November 30, 2000. PepsiAmericas markets, packages and distributes a portfolio of carbonated and non-carbonated beverages, primarily Pepsi-Cola, Dr. Pepper and Seven-Up brands in three regions, the central United States, Central Europe and the Caribbean. PepsiCo owns approximately 36.8% of the common shares outstanding.

ROBBINS & Myers Inc. (RBN - $24.65 - NYSE) is an international manufacturer of industrial mixing equipment, glass-lined vessels, industrial pumps and corrosion resistant products serving the process industries such as specialty chemicals, pharmaceuticals, water treatment, oil and gas, and food and beverage. In August 2001, the company completed the acquisition of Romaco, a $150 million manufacturer of packaging, printing and processing of pharmaceutical products. Romaco provides horizontal integration to Robbins' mixer and vessel businesses and the acquisition is expected to be accretive to earnings in fiscal 2002 ending August 30. With Romaco, 40% of Robbins & Myers revenues are in the pharmaceutical market that is generally stable, with an average 6-8% rate of growth. The company's remaining businesses are in specialty chemical (26%), energy (20%), water and wastewater (4%) and other industries. The energy business continues to remain strong with higher oil and natural gas prices but specialty chemicals are still weak due to lower industrial demand. A turnaround in the chemical market and management's wise use of its strong cash flow makes Robbins & Myers an attractive investment.

ROPER INDUSTRIES INC. (ROP - $35.99 - NYSE) is a leading manufacturer of analytical and fluid handling instruments and industrial controls serving a broad range of markets including scientific research, medical diagnostics, oil and gas, semiconductor, automotive and other industries. The company is a strong cash flow generator and has been using its cash flow to acquire companies that complement Roper's existing businesses or operate as a stand-alone enterprises to add value to the firm. Last fiscal year ending October 31, 2000, Roper made nine acquisitions with roughly $160 million of annual revenues for $162 million. These companies produce pumps, control valves and electron microscopy accessories that will provide critical mass for the company to gain share in their respective niche markets. Recently the company expanded its corporate development staff to focus on acquisitions in order to allow the business group leadership to focus on existing operations. This strategy, along with Roper's plan to have $450 million available for future acquisitions over the next three years, underscore our enthusiasm for the company.

SENSIENT TECHNOLOGIES CORP. (SXT - $18.63 - NYSE), which changed its name from Universal Foods Corporation on November 6, 2000, produces flavor and color ingredients used by manufacturers of cosmetics, pharmaceuticals, ink jet inks and food products. Sensient has strengthened its leadership position in color ingredients over the past three years through ten acquisitions. These acquisitions have expanded both its product line and distribution. The company sold its Red Star Yeast business in February 2001 in order to focus on the core color and fragrance divisions.

SPS TECHNOLOGIES INC. (ST - $30.24 - NYSE) is a leading manufacturer of fasteners, superalloys and magnetic materials for the aerospace, automotive and industrial markets. The Precision Fasteners and Components group produces high strength fasteners for the aerospace, automotive and machinery markets. The Specialty Materials and Alloys group makes superalloys for the aerospace and industrial gas turbine markets and the Magnetic Products group produces magnetic materials used in automotive, electronics and other specialty applications. Under the leadership of CEO Charlie Grigg, SPS has made 18 acquisitions since 1996 and has positioned the nearly $1 billion company to be a strategic global supplier in the fastener and component industry. We believe the company will continue to use its strong cash flow to augment internal revenue and earnings growth with acquisitions.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms. WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                           WHO                 WHEN
                           ---                 ----
      Special Chats:       Mario J. Gabelli    First Monday of each month
                           Howard Ward         First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                           NOVEMBER            DECEMBER           JANUARY
                           --------            --------           -------
      1st Wednesday        Lynda Calkin        Caesar Bryan       Walter Walsh
      2nd Wednesday        Walter Walsh        Ivan Arteaga       Lynda Calkin
      3rd Wednesday        Laura Linehan       Tim O'Brien        Tim O'Brien
      4th Wednesday        Barbara Marcin      Barbara Marcin     Caesar Bryan
      5th Wednesday                                               Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      America has now joined the rest of the world in experiencing firsthand the horror of terrorism. During times of crisis, people expect the worst. Fortunately, the worst rarely happens. We will aggressively fight and eventually win the war on global terrorism. We will make the necessary sacrifices to improve national security and help rebuild essential industries such as the airlines. America will survive and prosper. The equities markets will continue to play an important role in our economic system and provide an effective venue for Americans to participate in our nation's ongoing economic progress.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABSX. Please call us during the business day for further information.

                                                    Sincerely,
                                                    /S/ MARIO J. GABELLI, CFA
                                                    MARIO J. GABELLI, CFA
                                                    Portfolio Manager and
                                                    Chief Investment Officer
October 23, 2001


-----------------------------------------------------------------------
                               SELECTED HOLDINGS
                               SEPTEMBER 30, 2001
                               ------------------

Aztar Corp.                                  PepsiAmericas Inc.
CLARCOR Inc.                                 Robbins & Myers Inc.
Gaylord Entertainment Co.                    Roper Industries Inc.
Kaman Corp.                                  Sensient Technologies Corp.
Liberty Corp.                                SPS Technologies Inc.

-----------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                        MARKET
  SHARES                                                COST            VALUE
  ------                                                ----            ------


                 COMMON STOCKS -- 89.6%
                 AGRICULTURE -- 0.1%
  18,000         Cadiz Inc.+ .................      $   177,437    $    154,260
  15,000         Sylvan Inc.+ ................          162,285         172,650
                                                    -----------    ------------
                                                        339,722         326,910
                                                    -----------    ------------
                 AUTOMOTIVE: PARTS AND ACCESSORIES -- 4.1%
 110,000         Acktion Co.+ ................        1,392,683       1,122,485
  15,000         ArvinMeritor Inc. ...........          419,956         214,350
  35,000         BorgWarner Inc. .............        1,395,044       1,410,500
  55,000         Exide Corp. .................          478,282         206,800
  50,000         Federal-Mogul Corp. .........           99,375          32,500
 260,000         GenCorp Inc. ................        2,375,036       2,948,400
  10,000         Lund International
                   Holdings Inc.+ ............           55,497           2,500
 100,000         Midas Inc. ..................        1,626,784         990,000
 146,000         Modine Manufacturing Co. ....        4,217,997       3,588,680
   5,250         Monro Muffler Brake Inc.+ ...           52,860          61,950
 190,000         Scheib (Earl) Inc.+ .........        1,301,170         378,100
 155,000         Standard Motor
                   Products Inc. .............        2,484,369       1,813,500
  18,000         Strattec Security Corp.+ ....          456,646         519,840
  45,000         Superior Industries
                   International Inc. ........        1,227,441       1,494,450
  29,000         Tenneco Automotive Inc. .....          153,680          60,900
 155,000         TransPro Inc.+ ..............        1,372,266         472,750
                                                    -----------    ------------
                                                     19,109,086      15,317,705
                                                    -----------    ------------
                 AVIATION: PARTS AND SERVICES -- 3.2%
  20,000         AAR Corp. ...................          266,000         160,200
 100,000         Aviall Inc.+ ................          896,690         615,000
  23,000         Barnes Group Inc. ...........          448,712         489,900
  67,000         Curtiss-Wright Corp. ........        1,501,189       3,122,200
   7,500         Ducommun Inc.+ ..............           80,125          66,000
   3,000         EDO Corp. ...................           19,456          86,250
 105,000         Fairchild Corp., Cl. A+ .....          748,984         357,000
 318,500         Kaman Corp., Cl. A ..........        5,683,792       4,216,940
 120,000         Moog Inc., Cl. A+ ...........        1,630,172       2,708,400
                                                    -----------    ------------
                                                     11,275,120      11,821,890
                                                    -----------    ------------
                 BROADCASTING -- 5.6%
 300,000         Ackerley Group Inc. .........        4,135,350       3,210,000
  60,000         Acme Communications Inc.+ ...          639,163         420,000
  35,000         Crown Media
                   Holdings Inc., Cl. A+ .....          511,244         358,750
  20,000         CTN Media Group Inc.+ .......           16,800          18,000
 320,000         Granite Broadcasting Corp.+ .        1,500,021         448,000
  48,000         Gray Communications
                   Systems Inc. ..............          690,426         729,600
 177,100         Gray Communications
                  Systems Inc., Cl. B ........        2,273,422       2,343,033
  53,000         Hearst-Argyle
                  Television Inc.+ ...........          472,735         927,500


                                                                        MARKET
  SHARES                                                COST            VALUE
  ------                                                ----            ------

 165,000         Liberty Corp. ...............      $ 5,240,406    $  6,558,750
  95,000         On Command Corp.+ ...........          911,726         208,050
 240,000         Paxson Communications
                   Corp., Cl. A+ .............        2,513,356       1,728,000
 110,000         Salem Communications
                   Corp., Cl. A+ .............        1,753,539       2,145,000
 120,000         Sinclair Broadcast
                   Group Inc.+ ...............        1,299,875         967,200
  33,000         Spanish Broadcasting
                   System Inc., Cl. A+ .......          340,735         233,970
   5,000         TiVo Inc.+ ..................           53,580          16,600
  35,000         Young Broadcasting Inc.,
                   Cl. A+ ....................        1,138,956         507,500
                                                    -----------    ------------
                                                     23,491,334      20,819,953
                                                    -----------    ------------

                 BUILDING AND CONSTRUCTION -- 0.9%
  20,000         Fleetwood Enterprises, Inc. .          294,270         223,600
  15,000         Florida Rock Industries Inc.           173,113         473,100
  25,000         Huttig Building
                   Products Inc.+ ............           90,165         128,750
  90,000         Nortek Inc.+ ................        1,429,594       1,939,500
  30,000         Universal Forest
                   Products Inc. .............          376,312         570,600
                                                    -----------    ------------
                                                      2,363,454       3,335,550
                                                    -----------    ------------
                 BUSINESS SERVICES -- 2.4%
  50,000         ANC Rental Corp.+ ...........          298,125          26,000
 610,400         Career Blazers Inc.+ ........          236,019         107,125
   6,000         Carlisle Holdings Ltd.+ .....           30,250          17,760
   1,000         CheckFree Corp.+ ............            9,040          16,970
  35,000         Donnelley (R.H.) Corp.+ .....          478,007         914,200
  62,000         Edgewater Technology Inc.+ ..          216,985         189,100
  20,000         Fisher Scientific
                   International Inc.+ .......          463,800         508,000
  85,000         Industrial Distribution
                   Group Inc.+ ...............          342,715         110,500
  60,000         Interactive Data Corp. ......          509,519         786,000
   8,700         Interep National Radio
                   Sales Inc., Cl. A+ ........           52,143          24,795
  65,000         Key3Media Group Inc.+ .......          452,998         257,400
  14,000         Landauer Inc. ...............          252,196         475,300
   5,000         MDC Communications
                   Corp., Cl. A+ .............           15,450          10,500
  70,000         Nashua Corp.+ ...............          742,385         381,500
  72,000         National Processing Inc.+ ...          642,783       2,016,000
   6,000         New England Business
                   Service Inc. ..............          112,340         104,100
 100,000         Paxar Corp.+ ................        1,143,211       1,275,000
  25,000         Pittson Brink's Group .......          583,959         452,500
   6,000         Princeton Video Image Inc.+ .           35,250          17,994
  60,000         Professional Staff plc,
                   ADR+ ......................          316,031         156,000


                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                        MARKET
  SHARES                                                COST            VALUE
  ------                                                ----            ------


                 COMMON STOCKS (CONTINUED)
                 BUSINESS SERVICES (CONTINUED)
   5,000         StarTek Inc.+ ...............        $  97,325       $  87,450
  88,500         Trans-Lux Corp. (a) .........          742,648         356,213
   8,000         Wackenhut Corp., Cl. A+ .....          118,092         190,400
   6,187         Wackenhut Corp., Cl. B+ .....           52,368         114,460
 163,100         Xanser Corp.+ ...............          581,123         301,735
                                                    -----------    ------------
                                                      8,524,762       8,897,002
                                                    -----------    ------------
                 CABLE -- 0.1%
 120,000         UnitedGlobalCom Inc., Cl. A+         1,010,193         278,400
                                                    -----------    ------------
                 CLOSED END FUNDS -- 0.6%
  45,000         Central European Equity
                   Fund Inc.+ ................          608,109         423,000
  78,000         Dresdner RCM Europe
                   Fund Inc. .................          611,900         581,100
  33,466         France Growth Fund Inc. .....          342,657         230,916
  32,000         Germany Fund Inc. ...........          358,820         212,800
  27,808         Italy Fund Inc. .............          243,042         177,415
  65,000         New Germany Fund Inc. .......          764,184         345,800
  11,000         Spain Fund Inc. .............          103,029          83,270
                                                    -----------    ------------
                                                      3,031,741       2,054,301
                                                    -----------     -----------
                 COMMUNICATIONS EQUIPMENT -- 0.5%
 120,000         Allen Telecom Inc.+ .........        1,316,214       1,044,000
 108,000         Communications
                   Systems Inc. ..............          646,601         669,600
                                                    -----------    ------------
                                                      1,962,815       1,713,600
                                                    -----------    ------------
                 COMPUTER SOFTWARE AND SERVICES -- 0.5%
   8,000         Anacomp Inc.+ ...............            2,500             320
  25,000         BNS Co., Cl. A+ .............          242,031          62,750
 100,000         Bull Run Corp.+ .............          330,669         144,000
   1,000         Cylink Corp.+ ...............            3,375           1,250
  21,000         Global Sources Ltd.+ ........          531,375          65,100
  40,000         INT Media Group Inc.+ .......          482,400          46,000
     200         Macromedia Inc.+ ............            2,370           2,422
  14,187         MKS Instruments Inc.+ .......          272,678         251,819
      33         MSC.Software Corp.+ .........              500             531
  12,000         Phoenix Technologies Ltd.+ ..           82,736         120,360
 340,000         Tyler Technologies Inc.+ ....        1,328,175         986,000
                                                    -----------    ------------
                                                      3,278,809       1,680,552
                                                    -----------    ------------
                 CONSUMER PRODUCTS -- 4.1%
   8,000         Action Performance
                   Companies Inc.+ ...........           36,750         145,680
  25,000         Adams Golf Inc.+ ............           92,505          10,500
  35,000         Ashworth Inc.+ ..............          151,031         200,900
 230,000         Carter-Wallace Inc. .........        3,781,212       4,698,900
  20,000         Church & Dwight Co. Inc. ....          204,250         517,000
  12,000         Coachmen Industries Inc. ....           80,758         108,000
  24,000         Department 56 Inc.+ .........          248,955         152,400


                                                                        MARKET
  SHARES                                                COST            VALUE
  ------                                                ----            ------

  30,000         Dial Corp. ..................      $   333,429    $    496,500
  16,000         Elizabeth Arden Inc.+ .......          201,080         204,320
  22,000         Genlyte Group Inc.+ .........           90,387         638,000
   3,000         Harley Davidson Inc. ........            7,069         121,500
 200,000         Hartmarx Corp.+ .............          967,321         430,000
   5,000         Madden (Steven) Ltd.+ .......           41,205          50,750
 176,000         Marine Products Corp.+ ......          253,654         721,600
  52,000         National Presto
                   Industries Inc. ...........        1,914,047       1,398,800
   5,000         Nature's Sunshine
                   Products Inc. .............           68,955          57,250
  33,000         Rayovac Corp.+ ..............          429,500         503,250
   3,700         Scotts Co., Cl. A+ ..........           71,962         126,170
   8,000         Skyline Corp. ...............          142,678         213,600
  14,000         Stewart Enterprises Inc., Cl  A+        65,467          81,200
 295,000         Weider Nutrition
                   International Inc. ........        1,282,868         457,250
 300,000         Wolverine World Wide Inc. ...        3,776,950       4,032,000
                                                    -----------    ------------
                                                     14,242,033      15,365,570
                                                    -----------    ------------
                 CONSUMER SERVICES -- 0.7%
  30,000         Bowlin Travel Centers Inc.+ .           22,611          45,000
  15,000         Collectors Universe Inc.+ ...           48,613          11,850
  40,000         Loewen Group Inc.+ ..........           60,400           2,000
   4,000         Martha Stewart Living
                   Omnimedia Inc., Cl. A+ ....           61,775          59,600
  20,000         Response USA Inc.+ ..........           16,500             200
 161,900         Rollins Inc. ................        3,173,439       2,517,545
                                                    -----------    ------------
                                                      3,383,338       2,636,195
                                                    -----------    ------------
                 DIVERSIFIED INDUSTRIAL -- 10.5%
  99,500         Ampco-Pittsburgh Corp. ......          966,406         955,200
   8,000         Anixter International Inc.+ .           76,160         198,240
 205,000         Baldor Electric Co. .........        3,996,090       4,069,250
  73,000         Chemed Corp. ................        2,479,717       2,102,400
 180,000         Crane Co. ...................        3,663,625       3,945,600
  96,800         Denison International plc,
                   ADR+ ......................        1,328,126       1,403,600
 100,000         Gardner Denver
                   Machinery Corp.+ ..........        1,166,751       2,220,000
  25,000         GATX Corp. ..................        1,021,503         841,000
 133,000         GenTek Inc. .................        1,468,227         432,250
  26,000         Harbor Global Co. Ltd.+ .....          122,937         241,800
  53,000         Katy Industries Inc. ........          621,863         168,010
  85,000         Lamson & Sessions Co.+ ......          650,080         340,000
  72,000         Lindsay Manufacturing Co. ...          697,035       1,278,000
 147,000         MagneTek Inc.+ ..............        1,459,610       1,349,460
   2,000         Matthews International
                   Corp., Cl. A ..............           24,312          44,120
 187,000         Myers Industries Inc. .......        2,382,760       2,215,950
 610,400         Noel Group Inc.+ ............          222,822         301,421
  60,000         Oil-Dri Corporation of America         713,216         423,000


                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                        MARKET
  SHARES                                                COST            VALUE
  ------                                                ----            ------

                 COMMON STOCKS (CONTINUED)
                 DIVERSIFIED INDUSTRIAL (CONTINUED)
 150,000         Park-Ohio Holdings Corp.+ ...      $ 1,927,832    $    457,500
 118,000         Roper Industries Inc. .......        3,273,203       4,246,820
 300,000         Sensient Technologies Corp. .        6,069,615       5,589,000
   6,000         Sonoco Products Co. .........          134,775         141,000
  65,000         Standex International Corp. .        1,318,407       1,225,250
   5,000         Tech/Ops Sevcon Inc. ........           54,688          42,000
 225,000         Thomas Industries Inc. ......        2,353,556       4,848,750
  60,000         WHX Corp.+ ..................          320,033          96,000
                                                    -----------    ------------
                                                     38,513,349      39,175,621
                                                    -----------    ------------
                 EDUCATIONAL SERVICES -- 0.1%
 101,000         Whitman Education
                   Group Inc.+ ...............          267,016         327,240
                                                    -----------    ------------
                 ELECTRONICS -- 1.8%
   3,000         Fargo Electronics+ ..........           20,880          20,550
 150,000         Oak Technology Inc.+ ........        1,095,178       1,170,000
  70,000         Park Electrochemical Corp. ..        1,738,230       1,522,500
 235,000         Thomas & Betts Corp. ........        4,422,773       4,107,800
                                                    -----------    ------------
                                                      7,277,061       6,820,850
                                                    -----------    ------------
                 ENERGY AND UTILITIES -- 5.7%
  40,000         AGL Resources Inc. ..........          746,290         798,800
   9,000         Birmingham Utilities Inc. ...          153,144         143,100
  90,000         Callon Petroleum Co.+ .......          941,498         612,000
 100,000         CH Energy Group Inc. ........        4,293,709       4,060,000
  10,000         Chesapeake Utilities Corp. ..          187,062         183,500
  24,000         Connecticut Water
                   Service Inc. ..............          486,498         662,614
  40,000         Covanta Energy Corp.+ .......          551,526         467,200
  20,000         DQE Inc. ....................          421,289         384,800
  75,000         El Paso Electric Co.+ .......          996,558         986,250
  50,000         Florida Public Utilities Co.           792,700         777,500
  50,000         Kaneb Services LLC ..........          734,926         812,000
  15,000         Petroleum Geo-Services ASA+            239,369          94,500
   2,000         PetroQuest Energy Inc.+ .....            5,250          10,060
  25,000         RGS Energy Group Inc. .......          804,717         967,500
 295,500         RPC Inc. ....................          956,796       3,673,065
  12,000         SJW Corp. ...................        1,262,208         982,800
   2,968         Southern Union Co. ..........           58,737          62,120
 110,000         Southwest Gas Corp. .........        1,915,596       2,332,000
  15,000         Tesoro Petroleum Corp.+ .....          209,500         178,500
   4,000         Toreador Resources Corp.+ ...           15,250          22,400
 180,000         Western Resources Inc. ......        3,026,670       2,979,000
                                                    -----------    ------------
                                                     18,799,293      21,189,709
                                                    -----------    ------------
                 ENTERTAINMENT -- 2.6%
   6,100         Canterbury Park
                   Holding Corp.+ ............           48,890          36,722
 105,100         Dover Downs
                   Entertainment Inc.+ .......        1,314,655       1,301,138


                                                                        MARKET
  SHARES                                                COST            VALUE
  ------                                                ----            ------

  45,800         Fisher Communications Inc. ..      $ 2,957,495    $  2,381,600
 151,000         GC Companies Inc.+ ..........          164,590          80,030
  72,000         Gemstar-TV Guide
                   International Inc.+ .......          908,282       1,419,120
   2,500         International Speedway Corp.            45,000          85,500
  16,000         International Speedway
                   Corp., Cl. A ..............          515,479         557,280
  25,000         Liberty Digital Inc.+ .......          131,171         100,250
   5,000         Liberty Livewire Corp., Cl. A+          55,250          33,650
  18,000         Liberty Media Corp., Cl. A+ .          143,120         228,600
  20,000         Loews Cineplex
                   Entertainment Corp.+ ......           20,008           2,200
   5,000         Metromedia International
                   Group Inc.+ ...............           33,425           6,000
  40,000         Six Flags Inc.+ .............          569,560         489,200
  45,000         Topps Co. Inc.+ .............          213,634         432,000
 100,000         USA Networks Inc.+ ..........        1,068,180       1,798,000
  63,300         World Wrestling Federation
                   Entertainment Inc.+ .......          804,188         835,560
                                                    -----------    ------------
                                                      8,992,927       9,786,850
                                                    -----------    ------------
                 ENVIRONMENTAL SERVICES -- 1.4%
 190,000         Allied Waste Industries Inc.+        1,892,315       2,422,500
  22,000         Catalytica Energy
                   Systems Inc.+ .............          341,015         168,520
 169,000         Republic Services Inc.+ .....        2,363,734       2,737,800
                                                    -----------    ------------
                                                      4,597,064       5,328,820
                                                    -----------    ------------
                 EQUIPMENT AND SUPPLIES -- 12.3%
  35,000         Alltrista Corp.+ ............          478,032         402,500
 146,000         AMETEK Inc. .................        1,770,891       3,836,880
 480,000         Baldwin Technology Co.
                   Inc., Cl. A+ ................      1,787,709         456,000
  98,000         Belden Inc. ...............          2,070,608       1,842,400
  25,000         Bway Corp.+ .................          194,568         157,500
  10,000         C&D Technologies Inc. .......          206,080         184,000
  14,000         Chase Industries Inc.+ ......          140,070         124,320
 142,000         CIRCOR International Inc.+ ..        1,686,203       2,130,000
 220,000         CLARCOR Inc. ................        2,596,465       5,258,000
  92,000         Core Materials Corp.+ .......          251,922         110,400
 210,000         Crown Cork & Seal Co. Inc.+ .          848,356         480,900
  45,000         CTS Corp. ...................          646,367         664,650
  75,000         Cuno Inc.+ ..................        1,249,481       2,081,250
   9,000         Danaher Corp. ...............          303,554         424,620
  55,000         Donaldson Co. Inc. ..........        1,252,986       1,585,100
 260,000         Fedders Corp. ...............        1,549,050       1,014,000
 180,000         Flowserve Corp.+ ............        2,985,108       3,555,000
  55,500         Franklin Electric Co. .......        1,734,531       3,996,000
  40,000         General Magnaplate Corp. ....           83,762          60,000
  85,000         Gerber Scientific Inc. ......        1,096,088         892,500
  20,775         Gorman-Rupp Co. .............          350,727         403,035
  40,000         Graco Inc. ..................          846,396       1,208,000


                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                        MARKET
  SHARES                                                COST            VALUE
  ------                                                ----            ------

                 COMMON STOCKS (CONTINUED)
                 EQUIPMENT AND SUPPLIES (CONTINUED)
  13,000         Hughes Supply Inc. ..........      $   185,077    $    289,900
  50,100         IDEX Corp. ..................          538,843       1,385,265
 150,000         Interpump Group SpA .........          604,506         521,839
  10,000         K-Tron International Inc.+ ..           74,932         108,100
   9,000         Littelfuse Inc.+ ............           62,500         199,170
  26,000         Lufkin Industries Inc. ......          464,945         595,920
  19,000         Met-Pro Corp. ...............          247,356         193,800
  10,000         Mueller Industries Inc.+ ....          242,656         287,000
   4,500         Plantronics Inc.+ ...........           56,548          76,725
 121,600         Raytech Corp.+ ..............          411,838         252,928
  30,000         Robbins & Myers Inc. ........          564,553         739,500
   3,500         Sames Corp.+ ................           61,294             455
  40,500         Sequa Corp., Cl. A+ .........        1,502,140       1,832,220
  17,000         Sequa Corp., Cl. B+ .........        1,051,477         905,250
  75,000         SL Industries Inc. ..........          968,070         426,750
   3,000         Smith (A.O.) Corp. ..........           49,212          52,620
  15,000         Smith (A.O.) Corp., Cl. A ...          336,569         266,700
  78,000         SPS Technologies Inc.+ ......        2,466,708       2,358,720
  70,000         Sybron Dental
                   Specialties Inc.+ .........        1,303,645       1,302,000
   5,000         Teleflex Inc. ...............           76,167         186,950
  45,000         Tennant Co. .................        1,435,085       1,575,000
  50,000         UCAR International Inc.+ ....          711,847         445,000
   5,000         Valmont Industries Inc. .....           40,625          70,000
   7,875         Watsco Inc., Cl. B ..........           23,627         102,375
  60,000         Watts Industries Inc., Cl. A           789,887         786,000
  10,000         Wolverine Tube Inc.+ ........          118,490         101,000
                                                    -----------    ------------
                                                     38,517,551      45,928,242
                                                    -----------    ------------
                 FINANCIAL SERVICES -- 3.9%
   9,000         Alleghany Corp.+ ............        1,759,540       1,791,000
  45,000         Argonaut Group Inc. .........          990,419         737,550
  68,000         Bankgesellschaft Berlin AG+ .        1,408,705         173,400
 127,000         BKF Capital Group Inc. ......        2,239,939       3,429,000
 155,000         CNA Surety Corp. ............        1,892,606       2,100,250
   1,000         Crazy Woman Creek
                   Bancorp Inc. ..............           12,040          12,500
  45,000         Danielson Holding Corp.+ ....          165,200         167,850
   3,000         Federal Agricultural
                   Mortgage Corp., Cl. C+ ....           24,000         100,140
  30,000         Gainsco Inc. ................          188,838          42,000
  50,000         Hibernia Corp., Cl. A .......          597,139         817,500
 305,000         J Net Enterprises Inc.+ .....        3,195,522       1,220,000
   2,000         LandAmerica Financial Group             24,350          66,500
  21,500         Metris Companies Inc. .......          201,009         532,125
  78,800         Midland Co. .................        1,182,480       3,199,280
   1,500         Net.B@nk Inc.+ ..............            6,000          12,555
  15,000         Riggs National Corp. ........          248,369         232,500
                                                    -----------    ------------
                                                     14,136,156      14,634,150
                                                    -----------    ------------


                                                                        MARKET
  SHARES                                                COST            VALUE
  ------                                                ----            ------

                 FOOD AND BEVERAGE -- 5.4%
  90,000         Advantica Restaurant
                   Group Inc.+ ...............      $   187,581    $     65,700
  10,000         Brown-Forman Corp., Cl. A ...          530,738         640,000
   7,500         Cheesecake Factory Inc.+ ....           37,036         179,625
   2,500         Farmer Brothers Co. .........          389,323         550,000
 130,000         Flowers Foods Inc.+ .........        3,345,799       4,712,500
     500         Genesee Corp., Cl. A ........           13,375          12,000
  21,000         Genesee Corp., Cl. B ........          628,317         502,950
   5,000         Hain Celestial Group Inc.+ ..           94,524          92,050
  10,000         International Multifoods Corp.         199,921         191,000
  76,700         J & J Snack Foods Corp.+ ....        1,247,933       1,438,125
  12,000         Midwest Grain Products Inc. .          182,401         105,000
  15,000         Mondavi (Robert) Corp.+ .....          520,813         534,000
  10,000         Northland Cranberries Inc.,
                   Cl. A .....................           12,907           6,700
   4,000         Omni Nutraceuticals Inc. ....           13,563             120
 291,910         PepsiAmericas Inc. ..........        4,077,746       4,364,055
  70,000         Ralcorp Holdings Inc.+ ......          993,684       1,362,200
 101,000         Smucker (J.M.) Co. ..........        2,123,660       2,590,650
  32,585         Tootsie Roll Industries Inc.           540,060       1,246,702
  40,000         Triarc Companies Inc.+ ......          990,943         924,000
 440,000         Twinlab Corp.+ ..............        1,717,797         497,200
                                                    -----------    ------------
                                                     17,848,121      20,014,577
                                                    -----------    ------------
                 HEALTH CARE -- 2.2%
  65,000         Apogent Technologies Inc.+ ..        1,352,381       1,553,500
  10,000         Corixa Corp.+ ...............          196,695         104,991
  10,000         Del Global
                   Technologies Corp.+ .......           91,313          30,000
  25,000         Henry Schein Inc.+ ..........          884,207         965,000
  93,000         Inamed Corp.+ ...............        2,406,324       1,581,000
  24,200         Invitrogen Corp.+ ...........        1,435,416       1,591,392
  15,000         Nabi+ .......................          105,625          92,700
  10,000         Owens & Minor Inc. ..........          184,922         203,000
  52,000         Penwest Pharmaceuticals Co.+           375,174         895,960
  20,000         Sola International, Inc.+ ...          256,690         303,200
 105,000         Women First
                   HealthCare Inc.+ ..........          155,783         866,250
                                                    -----------    ------------
                                                      7,444,530       8,186,993
                                                    -----------    ------------
                 HOME FURNISHINGS -- 0.5%
  13,000         Bassett Furniture
                   Industries Inc. ...........          244,290         181,610
   4,000         Bed Bath & Beyond Inc.+ .....           11,125         101,840
 199,550         Carlyle Industries Inc.+ ....           82,603          62,858
  17,000         Foamex International Inc.+ ..          145,935         104,550
  33,000         La-Z-Boy Chair Co. ..........          276,625         521,070
  70,000         Oneida Ltd. .................          732,976       1,004,500
                                                    -----------    ------------
                                                      1,493,554       1,976,428
                                                    -----------    ------------


                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                        MARKET
  SHARES                                                COST            VALUE
  ------                                                ----            ------


                 COMMON STOCKS (CONTINUED)
                 HOTELS AND GAMING -- 3.8%
 435,000         Aztar Corp.+ ................      $ 2,969,685    $  5,689,800
 120,000         Boca Resorts Inc., Cl. A+ ...        1,585,001       1,194,000
  15,000         Boyd Gaming Corp.+ ..........          132,500          66,750
  26,000         Churchill Downs Inc. ........          585,418         721,760
  40,000         Extended Stay America Inc.+ .          448,203         578,800
 145,000         Gaylord Entertainment Co.+ ..        4,253,974       2,914,500
   5,000         Jurys Hotel Group plc .......           27,762          28,232
  70,000         Lakes Gaming Inc.+ ..........          826,930         388,500
  30,000         Magna Entertainment Corp.,
                   Cl. A+ ....................          182,638         181,800
  90,000         Park Place Entertainment Corp.+        840,196         659,700
  32,000         Penn National Gaming Inc.+ ..          333,448         524,800
   3,000         Station Casinos Inc.+ .......           13,350          25,200
  66,000         Sun International
                   Hotels Ltd.+ ..............        1,273,862       1,194,600
  80,000         Trump Hotels & Casino
                   Resorts Inc.+ .............          742,739         120,800
  65,000         Wyndham International Inc.,
                   Cl. A+ ....................          150,511          42,250
  15,000         Youbet.com Inc.+ ............           48,844          17,700
                                                    -----------    ------------
                                                     14,415,061      14,349,192
                                                    -----------    ------------
                 METALS AND MINING -- 0.5%
 577,700         Echo Bay Mines Ltd.+ ........          576,625         392,836
  10,000         Meridian Gold Inc.,
                   New York+ .................           75,630         109,100
  70,000         Placer Dome Inc. ............          653,970         895,300
 190,000         Royal Oak Mines Inc.+ .......          322,487           4,465
  25,000         Stillwater Mining Co.+ ......          335,467         503,000
 205,000         TVX Gold Inc.+ ..............          456,044         100,450
                                                    -----------    ------------
                                                      2,420,223       2,005,151
                                                    -----------    ------------
                 PAPER AND FOREST PRODUCTS -- 0.8%
 135,000         Greif Bros. Corp., Cl. A ....        2,673,603       3,094,200
                                                    -----------    ------------

                 PUBLISHING -- 3.7%
 242,556         Independent News &
                   Media plc, Dublin .........          380,260         362,274
 120,000         Journal Register Co.+ .......        1,919,864       1,980,000
  15,000         Lee Enterprises Inc. ........          363,318         475,050
  46,000         McClatchy Newspapers Inc.,
                   Cl. A .....................        1,198,192       1,932,000
  72,000         Media General Inc., Cl. A ...        1,800,751       3,121,920
  25,000         Meredith Corp. ..............          387,033         803,250
 140,000         Penton Media Inc. ...........        1,841,194         497,000
  70,000         PRIMEDIA Inc.+ ..............          381,515         164,500
  60,000         Pulitzer Inc. ...............        1,367,165       2,656,800
 195,000         Thomas Nelson Inc. ..........        2,185,179       1,653,600
  12,000         Wiley (John) & Sons Inc., Cl  B         46,500         250,200
                                                    -----------    ------------
                                                     11,870,971      13,896,594
                                                    -----------    ------------

                                                                        MARKET
  SHARES                                                COST            VALUE
  ------                                                ----            ------

                 REAL ESTATE -- 1.6%
 155,000         Catellus Development Corp.+ .      $ 1,841,335    $  2,709,400
 118,000         Griffin Land & Nurseries Inc.+       1,471,129       1,465,560
  10,500         Gyrodyne Company of
                   America Inc.+ .............          178,611         177,975
 350,000         La Quinta Properties Inc.+ ..          836,563       1,540,000
  20,000         Malan Realty Investors Inc. .          218,910         158,200
   6,000         United Park City Mines Co.+ .          115,838         114,000
                                                    -----------    ------------
                                                      4,662,386       6,165,135
                                                    -----------    ------------
                 RETAIL -- 3.0%
  60,000         Aaron Rents Inc. ............          461,298         930,000
  60,000         Aaron Rents Inc., Cl. A .....          433,147         840,000
 110,000         Burlington Coat Factory
                   Warehouse Corp. ...........        1,195,208       1,551,000
  12,000         Coldwater Creek Inc.+ .......          212,311         219,600
  40,000         Gerald Stevens Inc.+ ........           82,031           1,200
 175,000         Ingles Markets Inc., Cl. A ..        2,176,507       2,100,000
 211,000         Lillian Vernon Corp. ........        3,391,856       1,666,900
 120,000         Neiman Marcus Group Inc.,
                   Cl. B+ ....................        3,826,247       2,844,000
  60,000         Sports Authority Inc.+ ......          271,625         237,000
  35,000         Weis Markets Inc. ...........        1,142,268         973,000
                                                    -----------    ------------
                                                     13,192,498      11,362,700
                                                    -----------    ------------
                 SATELLITE -- 0.1%
  67,000         Liberty Satellite &
                   Technology Inc., Cl. A+ ...          300,701          83,080
  20,000         Pegasus Communications
                   Corp.+ ....................          294,029         140,000
                                                    -----------    ------------
                                                        594,730         223,080
                                                    -----------    ------------
                 SPECIALTY CHEMICALS -- 3.8%
  70,000         Airgas Inc.+ ................          568,988         928,900
  20,000         Albemarle Corp. .............          437,308         378,000
  32,000         Arch Chemicals Inc. .........          630,715         726,400
 120,000         Ferro Corp. .................        2,322,624       2,781,600
  60,000         Fuller (H.B.) Co. ...........        1,912,526       2,748,000
 242,646         General Chemical Group Inc.+         1,454,367         582,350
 170,000         MacDermid Inc. ..............        3,054,994       2,165,800
 180,000         Material Sciences Corp.+ ....        1,697,720       1,494,000
 109,000         Omnova Solutions Inc. .......          733,718         681,250
  50,000         Penford Corp. ...............          539,601         525,000
  10,000         Quaker Chemical Corp. .......          181,138         181,500
  90,000         Schulman (A.) Inc. ..........        1,047,820         922,500
                                                    -----------    ------------
                                                     14,581,519      14,115,300
                                                    -----------    ------------
                 TELECOMMUNICATIONS -- 1.5%
   9,200         Atlantic Tele-Network Inc. ..           92,644         122,820
  55,000         Citizens Communications Co.+           524,892         517,000
  56,300         Commonwealth Telephone
                   Enterprises Inc.+ .........        1,240,925       2,069,025


                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                        MARKET
  SHARES                                                COST            VALUE
  ------                                                ----            ------


                 COMMON STOCKS (CONTINUED)
                 TELECOMMUNICATIONS (CONTINUED)
     22,000      Commonwealth Telephone
                   Enterprises Inc., Cl. B+ ..     $    226,769    $    858,000
      6,795      Community Service
                   Communications ............          101,925         101,925
     44,500      Conestoga Enterprises Inc. ..        1,222,048       1,021,275
      6,000      RCN Corp.+ ..................           26,817          19,200
     65,000      McLeodUSA Inc., Cl. A+ ......          101,750          50,050
     25,000      Rogers Communications Inc.,
                   Cl. B, ADR+ ...............          226,378         321,250
     14,900      Shenandoah
                   Telecommunications Co. ....          439,411         518,520
                                                   ------------    ------------
                                                      4,203,559       5,599,065
                                                   ------------    ------------
                 TRANSPORTATION -- 0.1%
      2,000      Irish Continental Group plc .           18,258           9,259
     50,000      OMI Corp. ...................          313,120         211,500
                                                   ------------    ------------
                                                        331,378         220,759
                                                   ------------    ------------
                 WIRELESS COMMUNICATIONS -- 1.5%
      5,000      AirGate PCS Inc.+ ...........          183,563         222,100
     43,000      Centennial Cellular Corp.,
                   Cl. A+ ....................          640,985         387,000
     30,000      Leap Wireless
                   International Inc.+ .......          507,675         471,000
      2,000      Nextel Communications Inc.,
                   Cl. A+ ....................           19,978          17,280
    100,000      Price Communications Corp.+ .        1,049,317       1,695,000
     50,000      Rogers Wireless
                   Communications Inc., Cl. B+          775,367         532,500
     26,900      Rural Cellular Corp., Cl. A+           899,931         653,670
     19,120      TeleCorp PCS Inc., Cl. A+ ...          390,164         211,276
     10,000      Triton PCS Holdings Inc., Cl  A+       260,188         380,000
     10,000      Ubiquitel Inc.+ .............           78,508          80,700
     25,000      Western Wireless Corp., Cl. A+         937,006         844,500
                                                   ------------    ------------
                                                      5,742,682       5,495,026
                                                   ------------    ------------
                 TOTAL COMMON STOCKS .........      324,587,639     334,143,310
                                                   ------------    ------------

                 PREFERRED STOCKS -- 1.2%
                 DIVERSIFIED INDUSTRIAL -- 0.1%
     56,000      WHX Corp.,
                   6.50% Cv. Pfd., Ser. A ....          454,963         296,800
     72,900      WHX Corp.,
                   $3.75 Cv. Pfd., Ser. B ....        1,369,291         295,245
                                                   ------------    ------------
                                                      1,824,254         592,045
                                                   ------------    ------------


                                                                        MARKET
  SHARES                                                COST            VALUE
  ------                                                ----            ------

                 PUBLISHING -- 1.1%
    186,606      News Corp. Ltd., Pfd., ADR ..     $  1,098,550    $  3,972,842
                                                   ------------    ------------
                 TOTAL PREFERRED STOCKS ......        2,922,804       4,564,887
                                                   ------------    ------------
  PRINCIPAL
   AMOUNT
  ---------

                 CONVERTIBLE BONDS -- 0.0%
                 CONSUMER SERVICES -- 0.0%
 $  100,000      Ogden Corp., Sub. Deb. Cv.
                   6.00%, 06/01/02 ...........           98,117          99,250
                                                   ------------    ------------

                 U.S. GOVERNMENT -- 8.2%
 30,565,000      U.S. Treasury Bills,
                   1.83% to 3.63%++,
                   due 10/04/01 to 12/27/01 ..       30,495,222      30,500,517
                                                   ------------    ------------
                 TOTAL
                   INVESTMENTS -- 99.0% ......     $358,103,782     369,307,964
                                                   ============
                 OTHER ASSETS AND
                   LIABILITIES (NET) -- 1.0% .                        3,557,312
                                                                   ------------
                 NET ASSETS -- 100.0% ........                     $372,865,276
                                                                   ============

  NUMBER OF                                                         UNREALIZED
  CONTRACTS                                                        APPRECIATION
  ---------                                                        ------------
                 FUTURES CONTRACTS -- LONG POSITION
         30      Russell 2000 Index Futures
                   12/21/01 ..................                     $    179,501
                                                                   ============


------------------------

For Federal tax purposes:
Aggregate cost ............................................        $359,701,109
                                                                   ============
Gross unrealized appreciation .............................        $ 65,326,705
Gross unrealized depreciation .............................         (55,719,850)
                                                                   ------------
Net unrealized appreciation ...............................        $  9,606,855
                                                                   ============
------------------------
(a) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
+     Non-income producing security.
++    Represents annualized yield at the date of purchase.
ADR - American Depositary Receipt.


                 See accompanying notes to financial statements.

                        THE GABELLI SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value
     (Cost $358,103,782) .................................          $369,307,964
   Cash ..................................................                   657
   Dividends and interest receivable .....................               371,446
   Receivable for investments sold .......................             3,419,447
   Receivable for capital shares sold ....................               922,201
   Variation margin ......................................               146,000
   Other assets ..........................................                 5,982
                                                                    ------------
   TOTAL ASSETS ..........................................           374,173,697
                                                                    ------------
LIABILITIES:
   Payable for investments purchased .....................               360,725
   Payable for capital shares redeemed ...................               305,457
   Payable for investment advisory fees ..................               328,739
   Payable for distribution fees .........................                82,185
   Other accrued expenses ................................               231,315
                                                                    ------------
   TOTAL LIABILITIES .....................................             1,308,421
                                                                    ------------
   NET ASSETS applicable to 21,766,073
     shares outstanding ..................................          $372,865,276
                                                                    ============
NET ASSETS CONSIST OF:
   Capital stock, at par value ...........................          $     21,766
   Additional paid-in capital ............................           356,037,666
   Accumulated net investment income .....................               281,696
   Accumulated net realized gain
     on investments and foreign currency
     transactions ........................................             5,140,680
   Net unrealized appreciation on investments
     and foreign currency transactions ...................            11,383,468
                                                                    ------------
   TOTAL NET ASSETS ......................................          $372,865,276
                                                                    ============
   NET ASSET VALUE, offering and redemption
     price per share ($372,865,276 \ 21,766,073
     shares outstanding; unlimited number of
     shares authorized of $0.001 par value) ..............                $17.13
                                                                          ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $12,184) ...........         $  5,292,638
   Interest ..............................................            1,725,581
                                                                   ------------
   TOTAL INVESTMENT INCOME ...............................            7,018,219
                                                                   ------------

EXPENSES:
   Investment advisory fees ..............................            3,995,187
   Distribution fees .....................................              998,797
   Shareholder services fees .............................              402,294
   Shareholder communications expenses ...................              147,751
   Custodian fees ........................................               83,774
   Registration fees .....................................               65,818
   Legal and audit fees ..................................               51,984
   Directors' fees .......................................               47,827
   Miscellaneous expenses ................................               17,776
                                                                   ------------
   TOTAL EXPENSES ........................................            5,811,208
                                                                   ------------
   NET INVESTMENT INCOME .................................            1,207,011
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FUTURES CONTRACTS AND
   FOREIGN CURRENCY TRANSACTIONS
   Net realized gain on investments,
     futures contracts and foreign currency
     transactions ........................................           10,242,704
   Net change in unrealized appreciation
     (depreciation) on investments, futures
     contracts and foreign currency
     transactions ........................................          (44,215,305)
                                                                   ------------
   NET REALIZED AND UNREALIZED LOSS
     ON INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS ........................................          (33,972,601)
                                                                   ------------
   NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .....................................         $(32,765,590)
                                                                   ============


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED          YEAR ENDED
                                                                               SEPTEMBER 30, 2001  SEPTEMBER 30, 2000
                                                                               ------------------  ------------------
OPERATIONS:
  Net investment income ....................................................     $  1,207,011         $    885,781
  Net realized gain on investments, futures contracts and
    foreign currency transactions ..........................................       10,242,704           73,307,441
  Net change in unrealized appreciation/depreciation on investments,
    futures contracts and foreign currency transactions ....................      (44,215,305)         (11,060,161)
                                                                                 ------------         ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........      (32,765,590)          63,133,061
                                                                                 ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ...................................................         (879,845)                  --
   Net realized gain on investments ........................................      (75,611,566)         (34,529,473)
                                                                                 ------------         ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................      (76,491,411)         (34,529,473)
                                                                                 ------------         ------------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital share transactions ...............      115,663,315           32,452,658
                                                                                 ------------         ------------
  NET INCREASE IN NET ASSETS ...............................................        6,406,314           61,056,246
NET ASSETS:
  Beginning of period ......................................................      366,458,962          305,402,716
                                                                                 ------------         ------------
  End of period (Including undistributed net investment income
    of $281,696 and $0, respectively) ......................................     $372,865,276         $366,458,962
                                                                                 ============         ============


                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Small Cap Growth Fund (the "Fund"), a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of two separately managed portfolios (collectively, the "Portfolios") of the Corporation, each with four separate classes of shares known as Class AAA, Class A, Class B and Class C. Currently, only Class AAA Shares are offered to the public. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on October 22, 1991.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determine such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The Fund had 30 open long position contracts of Russell 2000 Index Futures open at September 30, 2001.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. At September 30, 2001, there were no open forward foreign exchange contacts.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended September 30, 2001, reclassifications were made to decrease accumulated undistributed net investment income for $482,389 and increase accumulated net realized gain on investments and foreign currency transactions for $482,398 and decrease additional paid-in-capital for $9.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended September 30, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $998,797, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended September 30, 2001, other than short term securities, aggregated $110,445,782 and $62,007,618, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended September 30, 2001, the Fund paid brokerage commissions of $372,723 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the year ended September 30, 2001.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:


                                                              YEAR ENDED                        YEAR ENDED
                                                          SEPTEMBER 30, 2001                SEPTEMBER 30, 2000
                                                     ---------------------------       ----------------------------
                                                       SHARES          AMOUNT            SHARES          AMOUNT
                                                     ----------     ------------       ----------      ------------
Shares sold ......................................   10,192,501     $202,915,636        5,968,164      $132,533,464
Shares issued upon reinvestment of dividends .....    4,189,440       72,897,246        1,593,188        33,008,696
Shares redeemed ..................................   (8,142,795)    (160,149,567)      (6,021,219)     (133,089,502)
                                                     ----------     ------------        ---------      ------------
Net increase .....................................    6,239,146     $115,663,315        1,540,133      $ 32,452,658
                                                     ==========     ============        =========      ============

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

9. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS. The 1940 Act defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended September 30, 2001, is set forth below:

                                                                                                            PERCENT
                                             SHARES                                            VALUE AT       OWNED
                              BEGINNING     PURCHASED     ENDING      REALIZED      DIVIDEND   SEPTEMBER    OF SHARES
                               SHARES        (SOLD)       SHARES       (LOSS)        INCOME    30, 2001    OUTSTANDING
                              ---------     ---------     ------    -----------     --------   ---------   -----------
Trans-Lux Corp. ............   87,000        1,500        88,500    $         0     $12,180    $356,213       9.14%
                               ======        =====        ======    ===========     =======    ========       ====




FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                                                              YEAR ENDED SEPTEMBER 30,
                                                            ---------------------------------------------------------
                                                               2001         2000       1999        1998        1997
                                                            --------     --------    --------   ---------   ---------
OPERATING PERFORMANCE:
Net asset value, beginning of period .................      $  23.60     $  21.84    $  18.81   $   25.42   $   20.02
                                                            --------     --------    --------   ---------   ---------
Net investment income (loss) .........................          0.06         0.06       (0.07)      (0.03)      (0.07)
Net realized and unrealized gain (loss)
   on investments ....................................         (1.75)        4.16        3.63       (2.99)       7.70
                                                            --------     --------    --------   ---------   ---------
   Total from investment operations ..................         (1.69)        4.22        3.56       (3.02)       7.63
                                                            --------     --------    --------   ---------   ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .............................         (0.05)          --          --          --          --
   Net realized gain on investments ..................         (4.73)       (2.46)      (0.53)      (3.59)      (2.23)
                                                            --------     --------    --------   ---------   ---------
   Total distributions ...............................         (4.78)       (2.46)      (0.53)      (3.59)      (2.23)
                                                            --------     --------    --------   ---------   ---------
   NET ASSET VALUE, END OF PERIOD ....................      $  17.13     $  23.60    $  21.84   $   18.81   $   25.42
                                                            ========     ========    ========   =========   =========
   Total return+ .....................................       (7.47)%       21.00%      19.24%    (13.53)%      42.22%
                                                            ========     ========    ========   =========   =========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..............      $372,865     $366,459    $305,403   $ 277,820    $296,519
   Ratio of net investment income (loss)
     to average net assets ...........................         0.30%        0.26%     (0.34)%     (0.14)%     (0.36)%
   Ratio of operating expenses
     to average net assets (a) .......................         1.45%        1.49%       1.56%       1.44%       1.62%
   Portfolio turnover rate ...........................           17%          47%         24%         20%         14%

----------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) The Fund incurred interest expense during the fiscal years ended September 30, 2000, 1999 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.49%, 1.53% and 1.52%, respectively.

                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The Gabelli Small Cap Growth Fund

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments and the statement of financial futures, of The Gabelli Small Cap Growth Fund (the "Fund") a series of Gabelli Equity Series Funds, Inc. as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Small Cap Growth Fund at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

New York, New York
November 2, 2001


                                                           /S/ ERNST & YOUNG LLP

--------------------------------------------------------------------------------
                   2001 TAX NOTICE TO SHAREHOLDERS (Unaudited)

   For the fiscal year ended September 30, 2001, the Fund paid to shareholders, on December 20, 2000, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $0.345 per share and long term capital gains totaling $4.437 per share. For the fiscal year ended September 30, 2001, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

   U.S. GOVERNMENT INCOME:

   The percentage of the ordinary income dividend paid by the Fund during fiscal year 2001 which was derived from U.S. Treasury securities was 6.82%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Small Cap Growth Fund did not meet this strict requirement in 2001. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

                        Gabelli Equity Series Funds, Inc.
                        THE GABELLI SMALL CAP GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                           Karl Otto Pohl
Chairman and Chief                              Former President
Investment Officer                              Deutsche Bundesbank
Gabelli Asset Management Inc.

Anthony J. Colavita                             Anthony R. Pustorino
Attorney-at-Law                                 Certified Public Accountant
Anthony J. Colavita, P.C.                       Professor Emeritus
                                                Pace University

Vincent D. Enright                              Anthonie C. van Ekris
Former Senior Vice President                    Managing Director
and Chief Financial Officer                     BALMAC International, Inc.
KeySpan Energy Corp.

John D. Gabelli                                 Salvatore J. Zizza
Senior Vice President                           Chairman
Gabelli & Company, Inc.                         Hallmark Electrical
                                                Supplies Corp.

Robert J. Morrissey
Attorney-at-Law
Morrissey, Hawkins & Lynch

                                    OFFICERS

Mario J. Gabelli, CFA                           Bruce N. Alpert
President and Chief                             Vice President and Treasurer
Investment Officer

James E. McKee
Secretary

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB443Q301SR


                                        [PHOTO OF MARIO J. GABELLI, CFA OMITTED]

THE
GABELLI
SMALL CAP
GROWTH
FUND

                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 2001